Exhibit 10.5.c

First Amendment
of
FMC Corporation Savings and Investment Plan
For Bargaining Unit Employees

(As Amended and Restated Effective as of January 1, 1999)

          WHEREAS, FMC Corporation (the "Company") maintains the FMC Corporation Savings and Investment Plan for Bargaining Unit Employees (the " Plan") and administers the Plan through the FMC Corporation Employee Welfare Benefits Plan Committee (the "Committee"); and

          WHEREAS, the Plan has previously been amended, most recently in the form of an amendment and restatement effective as of January 1, 1999, and the Company now considers it desirable to amend the Plan further;

          NOW, THEREFORE, by virtue of the authority reserved to the Committee by Section 12.1 of the Plan, the Plan is hereby amended as follows:

          1.     Effective as of January 1, 1999, the Plan is hereby amended solely for purposes of clarification by adding the words " incentives for reduction in force," immediately after the words "severance pay;" in the definition of Compensation in Article I of the Plan.

          2.     Effective June 1, 2000, the Plan is hereby amended by adding the following language to the end of the phrase "Covered under this Plan effective January 1, 1990" under the Current Status under Plan column for Agricultural Chemical Group, Baltimore, Maryland, United Steel Workers, Local 8-12517 in Appendix A:

"through May 31, 2000 - Transferred to FMC Corporation Savings and Investment Plan effective as of June 1, 2000".

          3.     Effective July 1, 2000, the Plan is hereby amended by adding the following language to the end of the phrase "Covered under this Plan effective January 1, 1989" under the Current Status under Plan column for Peroxygen Chemicals Division Spring Hill Plant (formerly Steam Plan), South Charleston, West Virginia, United Steel Workers, Local 23-12625 in Appendix A:

"through June 30, 2000 - Transferred to FMC Corporation Savings and Investment Plan effective as of July 1, 2000".

          4.        Effective October 6, 2000, the Plan is hereby amended by adding the following to the end of Appendix A:

"Transportation Workers Union of America	Covered under this Plan effective as of October 6, 2000".

          IN WITNESS WHEREOF, the undersigned member of the Committee has executed the foregoing amendment on behalf of the Company and the Committee, this 19th day of September, 2000.

FMC Corporation

By:	/s/ Stephen F. Gates
Member, FMC Corporation Employee Welfare Benefits Plan Committee